Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
20.          Subsequent Events
On February 20, 2026, the Board of Directors approved an increase to the current common share repurchase authorization to $400 million, through a combination of open market purchases, accelerated share repurchases and privately negotiated transactions.
Subsequent to December 31, 2025 and through the period ended March 3, 2026, the Group repurchased 10,561,467 common shares at an aggregate cost of $200.8 million and an average price of $19.01 per common share. Included in subsequent common shares repurchased were 8,597,170 common shares from CVC at $19.00 per share for an aggregate purchase price of $163.3 million in a privately negotiated transaction. This resulted in a pro rata repurchase of 942,014 common shares from The Fidelis Partnership for $17.9 million. Following this transaction, CVC no longer holds any ownership interest in Fidelis Insurance Group. The unutilized amount of the share repurchase authorization subsequent to these repurchases was $217.7 million.
On February 25, 2026, the Company announced that it intends to change its name to Pelagos Insurance Capital Limited (“Pelagos Insurance Capital”) and is expected to begin trading under the new ticker symbol (NYSE: PLGO) in May 2026, subject to all necessary regulatory and legal approvals.